[NATIONS FUNDS LOGO]




Annual Report For The
Year Ended March 31, 1998


                                                               [PICTURE OF TREE]

                                                  Investments For A Lifetime(SM)

                                                                       lifeGoals

                                                                        LifeGoal
                                                                 Income & Growth
                                                                       Portfolio

                                                                        LifeGoal
                                                                 Balanced Growth
                                                                       Portfolio

                                                                        LifeGoal
                                                                          Growth
                                                                       Portfolio

                         [BACKGROUND DEPICTING BASKETS]



















This Report is submitted for
the general information of
shareholders of Nations Funds.
This material must be preceded or
accompanied by a current Nations
Funds prospectus.

Nations Funds Distributor:
Stephens Inc. Stephens Inc., which
is not affiliated with NationsBank,
N.A., is not a bank, and securities
offered by it are not guaranteed by
any bank or insured by the FDIC.
Stephens Inc., member NYSE, SIPC.

Nations Funds Investment Adviser:
NationsBanc Advisors, Inc.
Nations Funds Investment Sub-
Advisers: TradeStreet Investment
Associates, Inc., Gartmore Global
Partners, Boatmen's Capital
Management, Inc. and Marsico
Capital Management, LLC.


-----------------
[DOWNWARD ARROW]
    NOT FDIC-
     INSURED
-----------------
  May Lose Value
-----------------
No Bank Guarantee
-----------------

Presidents'
Message
                         Dear Shareholder:

                         The past 12 months have been very rewarding for many investors. Even with domestic markets feeling the effects of the Asian financial crisis, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) -- a widely known indicator of stock market activity -- returned 47.98%.*

                         Even though the markets have experienced recent success, the prudent investor realizes these conditions cannot continue indefinitely. While the markets have continued to perform well during the first three months of 1998, we encourage you to consider:

                         -- BUILDING A DIVERSIFIED PORTFOLIO. A portfolio
                            comprised of different types of
                            investments -- stocks, bonds, money market instruments -- has the potential to serve you best in volatile markets.

                         -- CHOOSING AN INVESTMENT STRATEGY THAT COMPLEMENTS
                            YOUR LIFESTYLE AND FINANCIAL OBJECTIVES, and maintaining that strategy as you pursue your investment goals.

                         -- INVESTING FOR THE LONG TERM. If you can afford to
                            invest throughout inevitable market fluctuations, you should benefit since historically, market prices have generally gone up over the long term. This is often a better strategy than attempting to "time" the market.

                         -- INVESTING ON A REGULAR BASIS. This technique, known
                            as dollar-cost averaging, may enable you to buy more shares when prices are lower and fewer when prices are higher. Systematic investing generally provides an easy, disciplined way to increase your assets.

                         Such a strategy does not assure a profit and does not
                            protect against loss in declining markets. Since this strategy involves continuous investment in securities regardless of fluctuating price levels, you should carefully consider your financial ability to continue your purchases through periods of declining price levels.

                         Following these guidelines may help you create an investment portfolio with the potential to make the most of current market conditions, as well as those to come.

                         With Nations Funds as a component of that portfolio, your investment is part of over $33 billion in assets under management. We are very pleased with the overall performance of the Funds over the past 12 months. Please refer to the individual fund commentary for performance results.

                         NEW OPPORTUNITIES FOR YOUR DIVERSIFIED PORTFOLIO
                         We have continued to expand the Nations Funds family of funds, including the addition of two new growth funds managed by Tom Marsico, one of

                         * The S&P 500 Index is an unmanaged index of 500 widely
                           held common stocks. It is unavailable for investment.

                         PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Presidents'
Message continued...

                         the most respected portfolio managers in the industry. Mr. Marsico is widely known in the investment community for having managed the Janus Twenty Fund and Janus Growth and Income Fund; during his tenure of nearly 10 years at Janus, these Funds grew from $7 million in assets to more than $7 billion.

                         In addition, we created Nations Annuity Trust, which consists of eight investment portfolios that serve as underlying investment vehicles for annuity products. One of those products, Nations Variable Annuity issued by Hartford Life Insurance Company, is now available for your long-term tax-deferred investing needs.

                         RECOGNITION FOR SUPERIOR SHAREHOLDER SERVICES
                         The Nations Funds product line and its performance, however, lacks importance if it isn't backed by helpful, professional services to its shareholders. That's why, among all the Funds' accomplishments this year, we are particularly proud of the recognition the industry bestowed on Nations Funds.

                         In its first year as a participant in the annual survey conducted by DALBAR, Inc. -- an independent research firm that measures customer service and establishes benchmarks in the financial services industry -- Nations Funds was honored with the Key Honors Award for superior customer service. This award "designates those firms that demonstrate their commitment to the shareholder by providing consistently solid service."

                         NATIONS FUNDS PROVIDES INVESTMENTS FOR A LIFETIME
                         We want to thank you for your confidence in Nations Funds, and for making them part of your investment strategy. As we strive to provide an ever-diverse range of investment products, we recognize that the strongest, most important asset is you, the shareholder.

                         Sincerely,


                                     /s/ A. Max Walker                                /s/ Robert H. Gordon
                                     A. MAX WALKER                                    ROBERT H. GORDON
                                     PRESIDENT AND CHAIRMAN                           PRESIDENT
                                     OF THE BOARD                                     NATIONSBANC ADVISORS, INC.

                         March 31, 1998

                         P.S.: If you have any questions or comments on your annual report or the information in it, please contact us at 1-800-321-7854 or send us a message through the Nations Funds Web Site at www.nationsbank.com/nationsfunds.

Table
Of
Contents

                                     NATIONS FUNDS SPECTRUM                                          2
                                     ECONOMIC OVERVIEW                                               4
                                     PORTFOLIO MANAGER COMMENTARY
                                     Nations LifeGoal Income and Growth Portfolio                    6
                                     Nations LifeGoal Balanced Growth Portfolio                     10
                                     Nations LifeGoal Growth Portfolio                              15
                                     FINANCIAL STATEMENTS
                                     Schedules of Investments                                       20
                                     Statements of Assets and Liabilities                           23
                                     Statements of Operations                                       25
                                     Statements of Changes in Net Assets                            26
                                     Schedules of Capital Stock Activity                            28
                                     Financial Highlights                                           30
                                     Notes to Financial Statements                                  36
                                     ---------------------------------------------------------------------------------

                                         NATIONS FUNDS                [DALBAR KEY HONORS LOGO]
                                         RECOGNIZED FOR               DALBAR, Inc., is a well-respected research firm
                                         OUTSTANDING                  that measures customer service levels and
                                         CUSTOMER SERVICE             establishes benchmarks in the financial services
                                                                      industry.
                                         In recognition of our
                                         commitment to retail
                                         shareholders through
                                         consistently providing
                                         superior customer service,
                                         Nations Funds was awarded
                                         DALBAR Key Honors in 1997.
                                     ---------------------------------------------------------------------------------

The
Nations Funds
Family At A Glance

   STABILITY
----------------                          CURRENT INCOME
----------------------------------------------------------------------------------
                                                                                         GROWTH & INCOME
                                                                                     -----------------------


MONEY               SHORTER              INTERMEDIATE             LONGER TERM          LARGE CAPITALIZATION
MARKET              MATURITY             MATURITY                 DOMESTIC             VALUE FUNDS
FUNDS               BOND FUNDS           BOND FUNDS               AND GLOBAL
                                                                  BOND FUNDS
------------------------------------------------------------------------------------------------------------
- Nations           - Nations Short-    - Nations                - Nations Global      - Nations
  Prime Fund          Intermediate        Strategic Fixed          Government            Value Fund
                      Government          Income Fund              Income Fund
- Nations Government  Fund                                                             - Nations
  Money Market                          - Nations                - Nations               Managed
  Fund              - Nations             Government               Diversified           Value Index
                      Short-Term          Securities Fund          Income Fund           Fund
- Nations             Income Fund
  Treasury Fund                         - Nations                - Nations             - Nations

- Nations Tax       - Nations Short-      Intermediate             U.S. Government       Equity Income
  Exempt Fund         Term Municipal      Municipal                Bond Fund             Fund
                      Income Fund         Bond Fund
                                                                 - Nations             - Nations
                                        - Nations                  Municipal             Balanced Assets
                                          State-Specific           Income Fund           Fund
                                          Intermediate
                                          Municipal Bond         - Nations
                                          Funds                    State-Specific
                                                                   Long-Term
                                                                   Municipal Bond
                                                                   Funds

                                                         POTENTIAL RETURN
                                                         RISK (VARIABILITY)
2

                                                            [NATIONS FUNDS LOGO]
                                                  Investments For A Lifetime(SM)



  GROWTH & INCOME
-------------------------
                        GROWTH
----------------------------------------------------------
                                                                      AGGRESSIVE GROWTH
                                       -------------------------------------------------------------------------------

LARGE              LARGE                                  MID                  SMALL
CAPITALIZATION     CAPITALIZATION      INTERNATIONAL      CAPITALIZATION       CAPITALIZATION      REGION-SPECIFIC
FUNDS              GROWTH FUNDS        EQUITY FUNDS       FUNDS                FUNDS               INTERNATIONAL FUNDS
----------------------------------------------------------------------------------------------------------------------
- Nations       - Nations              - Nations          - Nations          - Nations             - Nations
  Marsico         Marsico Focused        International      Emerging           Small Company         Emerging
  Growth          Equities Fund          Growth Fund        Growth Fund        Growth Fund           Markets Fund
  & Income
  Fund          - Nations              - Nations                             - Nations             - Nations
                  Disciplined            International                         Managed               Pacific Growth
- Nations         Equity Fund            Equity Fund                           SmallCap              Fund
  Managed                                                                      Index Fund
  Index Fund    - Nations
                  Capital Growth                                             - Nations
                  Fund                                                         Managed
                                                                               SmallCap
                                                                               Value Index
                                                                               Fund


The Nations Funds family also includes Nations Equity Index Fund, which seeks investment results that correspond, before fees and expenses, to the total return of the Standard and Poor's 500 Composite Stock Price Index.

LIFEGOAL PORTFOLIOS

- LifeGoal Income and Growth Portfolio
- LifeGoal Balanced Growth Portfolio
- LifeGoal Growth Portfolio

Economic
Overview
                         For the 12-month period ended March 31, 1998, economic conditions in the United States were stellar, fueling a steady rise in the financial markets and giving investors plenty to cheer about.

                         Economic activity was robust, and the pace of growth for the year was the fastest of the current expansion, which is now entering its eighth year. With business booming, corporate profits rose by more than 10%. Nearly three million new jobs were created, sending the national unemployment rate down to a 30-year low of 4.6%. What's more, in this high employment environment, U.S. workers have enjoyed rising wages.

                         Fortunately, the inflationary impact of rising labor costs has been more than offset by other strong forces. In fact, overall inflation was almost nonexistent for the reporting period, with the Consumer Price Index, the most commonly used measure of inflation at the retail level, up less than 2%. Meanwhile, wholesale inflation actually dropped over the past 12 months.

                         What explains the economic balancing act that allows for continual growth without the threat of inflation? The answer is that the United States is benefiting from a moderate economic expansion, driven by capital spending that is expanding capacity rather than pressuring it. Productivity gains have been impressive, and inflation is being subdued by increasingly global markets for labor and products, along with a freer world trade environment. As long as these trends remain in place, our economy should continue to grow while experiencing stable prices for goods and services. We remain bullish about long-term economic prospects in the United States.

                         These ideal economic conditions have helped propel the financial markets to new significant highs. During the past 12 months, the Dow Jones Industrial Average* broke through the 7,000 and 8,000 barriers, closing the period at 8,799.81 -- up over 35%. Even more amazing is that the Dow soared by over 20% for the third year in a row, an unprecedented feat for the blue-chip average. All other domestic stock indexes rose as well, some higher than others. By all measures, the past year was a rewarding one for stock investors.

                         * The Dow Jones Industrial Average is a price-weighted
                           index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange. It is unmanaged and unavailable for investment.

                         Source for all statistical data -- TradeStreet Investment Associates, Inc.

                         PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Economic
Overview continued...

                         With news on the inflation front remaining positive, the bond market also performed well during the period. Interest rates drifted to lower levels and bond values rose accordingly. This translated into attractive results for bond funds, with total returns generally ranging from 9% to 12% for the period.

                         Looking ahead, the next several months will likely be dominated by news about the financial crisis in Asia and its impact on U.S. companies. However, we do not expect the so-called "Asian contagion" to cause U.S. economic conditions to deteriorate. We believe the positive cyclical themes of 1997 -- moderate growth, low inflation and continued profit growth -- will remain intact in the year ahead, and we remain optimistic that the expansion will continue uninterrupted.

                         The U.S. economy has climbed to a level envied by most other countries in the world. For stock investors in particular, the view from this lofty perch is spectacular. Could our markets soar to even higher levels? Yes, as long as favorable conditions remain in place.

                         But investors must remember that stock markets do not go up indefinitely. Today, our challenge is to fight off the euphoria that can often accompany a bull market and remind ourselves that investing is a long-term endeavor. Historically, stocks have risen over time, but there have been plenty of ups and downs along the way. The next stock market correction may be out there, even if we can't see any dark clouds yet.

                         On behalf of Nations Funds shareholders, we will keep our eye on the horizon.

                         E. KEITH WIRTZ, CFA
                         CHIEF INVESTMENT OFFICER
                         TRADESTREET INVESTMENT ASSOCIATES, INC.

                         March 31, 1998

Nations
LifeGoal Income and Growth
Portfolio Portfolio Manager's Commentary*

                        IN THE FOLLOWING INTERVIEW, MR. WIRTZ SHARES HIS VIEWS ON NATIONS LIFEGOAL INCOME AND GROWTH PORTFOLIO'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 1998 AND HIS CURRENT OUTLOOK.


PORTFOLIO MANAGERS                    PLEASE DESCRIBE THE PORTFOLIO'S INVESTMENT STYLE AND
E. Keith Wirtz, CFA, is               PHILOSOPHY.
Co-Portfolio Manager of Nations       Nations LifeGoal Income and Growth Portfolio is the most
LifeGoal Income and Growth            conservative of the three Nations LifeGoal Funds. While
Portfolio and Chief Investment        allocating a relatively small percentage of assets to stock
Officer of TradeStreet                funds to pursue some growth potential, the Portfolio invests
Investment Associates, Inc.,          primarily in bond funds to provide current income potential
the investment sub-adviser to         and help reduce the risk of a pure stock investment. By
the Portfolio.                        diversifying investments across other Nations Funds mutual
C. Thomas Clapp, CFA, is              funds, Nations LifeGoal Income and Growth Portfolio gives
Co-Portfolio Manager of Nations       investors the opportunity to participate in short- to
LifeGoal Income and Growth            intermediate-term bond funds, money market funds, large- and
Portfolio and Director of the         small-capitalization domestic stock funds and international
Equity Management Group for           stock funds.
TradeStreet Investment                WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE
Associates, Inc.                      REPORTING PERIOD?
INVESTMENT OBJECTIVE                  During the 12-month period ended March 31, 1998, investors
The Portfolio seeks current           enjoyed a nearly ideal economic environment in which to make
income and modest growth to           investment decisions. The United States economy benefited
protect against inflation and         from a combination of steady growth, low inflation, falling
to preserve purchasing power.         interest rates, low unemployment, rising wages and stellar
PERFORMANCE REVIEW                    corporate profits. In addition, optimism that U.S. fiscal
For the 12-month period ended         policy would result in a balanced federal budget for fiscal
March 31, 1998, Nations               year 1999 contributed to investor enthusiasm.
LifeGoal Income and Growth            Against this encouraging backdrop, U.S. stock market indexes
Portfolio Primary A Shares            posted increases ranging from approximately 35% to 50% for
provided a total return of            the period. Bond market returns were also positive,
13.56%.                               approaching 10% -- good by historical standards and the best performance for fixed-income investments since 1995.
                                      IN BROAD TERMS, HOW DID THE VARIOUS ASSET CLASSES PERFORM
                                      DURING THE PERIOD?
                                      In general, these were the performance trends among the
                                      major asset classes:
                                      -- Stocks outperformed bonds
                                      -- Domestic stocks outperformed international stocks
                                      -- Domestic bonds outperformed international bonds
                                      -- Large-capitalization stocks outperformed
                                         small-capitalization stocks
                                      -- Growth stocks outperformed value stocks
                                      -- Bonds outperformed money market securities
                                      *The outlook of this Fund's portfolio manager may differ
                                      from that presented for other Nations Funds mutual funds.
                                      Source for all statistical data -- TradeStreet Investment
                                      Associates, Inc.
                                      PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
LifeGoal Income and Growth
Portfolio Portfolio Manager's Commentary continued...

                                      CAN YOU DESCRIBE THE ASSET ALLOCATION PROCESS AND HOW THE
                                      PORTFOLIO WAS POSITIONED AT THE BEGINNING OF THE REPORTING
                                      PERIOD?
                                      We use a structured, disciplined process to determine the
                                      appropriate asset allocation for Nations LifeGoal Income and
                                      Growth Portfolio. Quantitative models allow us to develop
                                      anticipated returns and profiles for each asset class. We
                                      also analyze historical relationships among asset classes in varying market environments. Using this information, we aim to allocate the Portfolio's assets as efficiently as
                                      possible -- which means seeking to provide the highest
                                      return potential for a given level of risk, while staying
                                      true to the Portfolio's investment objective.
                                      In keeping with its emphasis on current income, the
                                      Portfolio is designed so that a minimum of 50% and a maximum of 90% of its assets are invested in bond funds. At the
                                      beginning of the reporting period, the Portfolio's
                                      allocation to bond funds was 70% -- a neutral weighting
                                      relative to our target ranges. Of this 70% weighting, 55%
                                      was invested in Nations Short-Term Income Fund and 15% was invested in Nations Short-Intermediate Government Fund.**
                                      The Portfolio's strategic target allocation to domestic
                                      stock funds ranges from 10% to 30%. At the beginning of the period, 20% of the Portfolio's assets were invested in
                                      Nations Equity Income Fund -- a neutral position.
                                      For added growth potential, the Portfolio may invest up to
                                      10% of its assets in international stock funds. At the
                                      beginning of the reporting period, 10% of the Portfolio's
                                      assets (the maximum allocation allowed) was invested in
                                      Nations International Equity Fund to take advantage of
                                      attractive valuations we perceived in non-U.S. stock
                                      markets.

                                      WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO'S ASSET
                                      ALLOCATION DURING THE REPORTING PERIOD?
                                      We made two significant shifts during the reporting period.
                                      One, we reduced the Portfolio's international stock fund
                                      exposure by 5% in order to increase its domestic stock fund weighting. Two, we took a more aggressive stance with regard to the U.S. stock market, shifting 10% out of Nations Equity
                                      Income Fund and into the more growth-oriented Nations
                                      Disciplined Equity Fund.
                                      INVESTING IN INTERNATIONAL INVESTMENTS MAY INVOLVE SPECIAL
                                      RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS
                                      ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS
                                      AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH
                                      FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.
                                      **Portfolio holdings were current as of March 31, 1998, are subject to change and may not be representative of current holdings.

Nations
LifeGoal Income and Growth
Portfolio Portfolio Manager's Commentary continued...

                                      WHICH ASSET ALLOCATION DECISIONS HELPED PORTFOLIO
                                      PERFORMANCE?
                                      In absolute terms, Portfolio returns were strong. The
                                      Portfolio captured the robust performance of the domestic
                                      stock market through its investment in Nations Equity Income
                                      Fund and Nations Disciplined Equity Fund. In addition, the
                                      Portfolio was well positioned to participate in the positive gains of the bond market, thanks to its significant
                                      allocations to Nations Short-Term Income Fund and Nations
                                      Short-Intermediate Government Fund. Our strategy of
                                      underweighting money market funds, which underperformed
                                      among domestic asset classes, also helped overall Portfolio returns.
                                      WHICH ASSET ALLOCATION DECISIONS HAD A NEGATIVE IMPACT ON
                                      PORTFOLIO PERFORMANCE?
                                      Because of the relatively weak performance of international stocks, the allocation to Nations International Equity Fund detracted from overall Portfolio returns for the period.
                                      In terms of the Portfolio's fixed-income holdings, the lack of exposure to longer-term bonds slightly hindered returns.
                                      In a bull market for bonds, securities with longer
                                      maturities tend to benefit the most from falling interest
                                      rates. By design, however, the fixed-income component of
                                      Nations LifeGoal Income and Growth Portfolio has a short- to intermediate-term investment horizon.
                                      LOOKING AHEAD, WHAT INVESTMENT OPPORTUNITIES DO YOU
                                      ANTICIPATE AND HOW ARE YOU POSITIONING THE PORTFOLIO TO TAKE
                                      ADVANTAGE OF THEM?
                                      Overall, we remain optimistic about the U.S. economy. We see nothing on the horizon that suggests the current business
                                      expansion will be impeded. However, even though we expect
                                      growth to continue, the pace of growth may slow somewhat. We expect corporate profit growth to be more moderate, and
                                      after three consecutive calendar years of double-digit
                                      increases, we believe stock market returns are likely to be in single digits for the remainder of 1998.
                                      Slower growth means that inflationary pressures should
                                      remain subdued, keeping interest rates low. In such an
                                      environment, we expect bond market returns to be competitive with stock market returns. This should benefit the
                                      Portfolio, which is designed with a strategic bias toward
                                      fixed-income investments.
                                      On the international front, we believe the worst of the
                                      Asian crisis has already occurred. While we continue to
                                      monitor the region's stock markets carefully, in the long
                                      run we do not expect current developments in Asia to
                                      threaten the global economy or derail the current bull
                                      market. In fact, with stock markets in Asia likely to bottom out over the coming year, 1998 could provide an outstanding buying opportunity for aggressive investors with a long-term investment horizon.

Nations
LifeGoal Income and Growth
Portfolio Performance
   GROWTH OF $10,000 INVESTMENT

Primary A Shares (as of 3/31/98)
Assumes the reinvestment of all distributions.

               Measurement Period                   LifeGoal Income and        Lehman Aggregate Bond
             (Fiscal Year Covered)                    Growth $11,650              Index $11,470
Oct. 15 1996                                               10000                      10000
1996                                                       10208                      10230
                                                           10259                      10242
                                                           10767                      10619
                                                           11110                      10971
1997                                                       11099                      11294
Mar. 31 1998                                               11650                      11470

Investor B Shares (as of 3/31/98)*
Assumes the reinvestment of all distributions.

               Measurement Period                     LifeGoal Income
             (Fiscal Year Covered)                  and Growth $10,033        Lehman Aggregate Bond Index $10,518
Aug. 7 1997                                                10000                             10000
                                                           10071                             10061
1997                                                       10050                             10357
Mar. 31 1998                                               10033                             10518



                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                Primary A Shares
                                                                Since Inception
                                                                (10/15/96 through 3/31/98)     11.03%
                                                                The charts to the left show the growth
                                                                in value of a hypothetical $10,000
                                                                investment in Primary A and Investor B
                                                                Shares of Nations LifeGoal Income and
                                                                Growth Portfolio from the date each
                                                                class of shares was first offered.
                                                                Figures for the Lehman Aggregate Bond
                                                                Index, which is an unmanaged index
                                                                comprised of the Government Corporate
                                                                Bond Index, the Asset-Backed Securities
                                                                Index and the Mortgage-Backed
                                                                Securities Index and includes U.S.
                                                                Treasury issues, agency issues,
                                                                corporate bond issues and
                                                                mortgage-backed issues, include
                                                                reinvestment of dividends. It is
                                                                unavailable for investment. The
                                                                performance shown reflects the
                                                                performance of Primary A and Investor B
                                                                Shares. The performance of Investor A
                                                                and Investor C Shares may vary based on
                                                                the differences in sales loads and fees
                                                                paid by the shareholders investing in
                                                                each class.
                                                                Nations LifeGoal Income and Growth
                                                                Portfolio's Primary A, Investor A and
                                                                Investor C Shares commenced investment
                                                                operations on October 2, 1996. Shares
                                                                were offered to the public on October
                                                                15, 1996.
                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                Investor B Shares
                                                                Since Inception NAV   CDSC*
                                                                (8/7/97 through
                                                                3/31/98)            5.33% 0.33%

  TOTAL RETURN (AS OF 3/31/98)

                                                  PRIMARY A         INVESTOR A               INVESTOR B            INVESTOR C
Inception Date                                    10/15/96          10/15/96                   8/7/97              10/15/96
                                                                                      NAV            CDSC*
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                13.56%            13.38%            NA             NA            12.83%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
Since Inception                                   11.03%            10.87%            5.33%          0.33%         10.51%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

Figures at net asset value (NAV) do not reflect any sales charges.

Nations
LifeGoal Balanced Growth
Portfolio Portfolio Manager Commentary*

                        IN THE FOLLOWING INTERVIEW, MR. WIRTZ SHARES HIS VIEWS ON NATIONS LIFEGOAL BALANCED GROWTH PORTFOLIO'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 1998 AND HIS CURRENT OUTLOOK.


PORTFOLIO MANAGERS                    PLEASE DESCRIBE THE PORTFOLIO'S INVESTMENT STYLE AND
E. Keith Wirtz, CFA, is               PHILOSOPHY.
Co-Portfolio Manager of Nations       Nations LifeGoal Balanced Growth Portfolio aims to provide a
LifeGoal Balanced Growth              moderate approach to growth by investing in a combination of
Portfolio and Chief Investment        stock funds for growth potential and bond funds for current
Officer of TradeStreet                income potential and to help reduce the risk of a portfolio
Investment Associates, Inc.,          comprised entirely of stocks. By diversifying investments
the investment sub-adviser to         across other Nations Funds mutual funds, Nations LifeGoal
the Portfolio.                        Balanced Growth Portfolio gives investors the opportunity to
C. Thomas Clapp, CFA, is              participate in large- and small-capitalization domestic
Co-Portfolio Manager of Nations       stock funds, diversified bond funds and international stock
LifeGoal Balanced Growth              funds.
Portfolio and Director of the
Equity Management Group for           WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE
TradeStreet Investment                REPORTING PERIOD?
Associates, Inc.                      During the 12-month period ended March 31, 1998, investors
INVESTMENT OBJECTIVE                  enjoyed a nearly ideal economic environment in which to make
The Portfolio seeks total             investment decisions. The United States economy benefited
return through a balanced             from a combination of steady growth, low inflation, falling
portfolio of equity and fixed         interest rates, low unemployment, rising wages and stellar
income securities.                    corporate profits. In addition, optimism that U.S. fiscal
PERFORMANCE REVIEW                    policy would result in a balanced federal budget for fiscal
For the 12-month period ended         year 1999 contributed to investor enthusiasm.
March 31, 1998, Nations
LifeGoal Balanced Growth              Against this encouraging backdrop, U.S. stock market indexes
Portfolio Primary A Shares            posted increases ranging from approximately 35% to 50% for
provided a total return of            the period. Bond market returns were also positive,
21.74%.                               approaching 10% -- good by historical standards and the best performance for fixed-income investments since 1995.
                                      IN BROAD TERMS, HOW DID THE VARIOUS ASSET CLASSES PERFORM
                                      DURING THE PERIOD?
                                      In general, these were the performance trends among the
                                      major asset classes:
                                      -- Stocks outperformed bonds
                                      -- Domestic stocks outperformed international stocks
                                      -- Domestic bonds outperformed international bonds
                                      -- Large-capitalization stocks outperformed
                                         small-capitalization stocks
                                      -- Growth stocks outperformed value stocks
                                      -- Bonds outperformed money market securities
                                      *The outlook of this Fund's portfolio manager may differ
                                      from that presented for other Nations Funds mutual funds.
                                      Source for all statistical data -- TradeStreet Investment
                                      Associates, Inc.
                                      PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
LifeGoal Balanced Growth
Portfolio Portfolio Manager Commentary continued...

                                      HOW MUCH OF A FACTOR WAS STOCK MARKET VOLATILITY?
                                      The stock market's rise was not without its volatile
                                      moments, the most notable being the 554-point drop in the
                                      Dow Jones Industrial Average** (a widely known indicator of market activity) on October 27, 1997, triggered by financial crises in Hong Kong and other Asian markets. By the final
                                      quarter of the reporting period, however, the stock market had not only stabilized but resumed its rise to new record levels. Market events like the October correction and the
                                      so-called "Asian flu" demonstrate precisely why stock
                                      investors need to take a long-term perspective.
                                      CAN YOU DESCRIBE THE ASSET ALLOCATION PROCESS AND HOW THE
                                      PORTFOLIO WAS POSITIONED AT THE BEGINNING OF THE REPORTING
                                      PERIOD?
                                      We use a structured, disciplined process to determine the
                                      appropriate asset allocation for Nations LifeGoal Balanced
                                      Growth Portfolio. Quantitative models allow us to develop
                                      anticipated returns and profiles for each asset class. We
                                      also analyze historical relationships among asset classes in varying market environments. Using this information, we aim to allocate the Portfolio's assets as efficiently as
                                      possible -- which means seeking to provide the highest
                                      return potential for a given level of risk, while staying
                                      true to the Portfolio's investment objective.
                                      In keeping with its emphasis on balanced growth, the
                                      Portfolio is designed so that a minimum of 25% and a maximum of 55% of its assets are invested in domestic stock funds.
                                      At the beginning of the reporting period, the Portfolio's
                                      allocation to domestic stock funds was 34% -- a slight
                                      underweighting relative to our target ranges. Of this 34%
                                      weighting, 14% was invested in Nations Value Fund, 10% in
                                      Nations Equity Income Fund and 5% each in Nations Emerging
                                      Growth Fund and Nations Managed SmallCap Index Fund.***
                                      The Portfolio's strategic target allocation to bond funds
                                      ranges from 40% to 60%. At the beginning of the period, 51%
                                      of the Portfolio's assets were invested in bond funds -- a neutral position. Of this 51% weighting, 21% was invested in
                                      Nations Diversified Income Fund, 20% in Nations Strategic
                                      Fixed Income Fund and 10% in Nations Global Government
                                      Income Fund.
                                      For added growth potential, the Portfolio may invest between
                                      5% and 15% of its assets in international stock funds. At
                                      the beginning of the reporting period, 15% of the
                                      Portfolio's assets (the maximum allocation allowed) was
                                      invested in Nations International Equity Fund to take
                                      advantage of attractive valuations we perceived in non-U.S.
                                      stock markets.
                                      INVESTING IN INTERNATIONAL INVESTMENTS MAY INVOLVE SPECIAL
                                      RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS
                                      ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS
                                      AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH
                                      FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.
                                      **The Dow Jones Industrial Average is a price-weighted index of 30 of the largest, most widely held stocks traded on the
                                      New York Stock Exchange. It is unmanaged and unavailable for investment.
                                      ***Portfolio holdings were current as of March 31, 1998, are subject to change and may not be representative of current holdings.

Nations
LifeGoal Balanced Growth
Portfolio Portfolio Manager Commentary continued...

                                      WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO'S ASSET
                                      ALLOCATION DURING THE REPORTING PERIOD?
                                      Changes in the Portfolio's asset allocation over the
                                      12-month period centered on two themes: taking a more
                                      aggressive stance with regard to the U.S. stock market, and decreasing overall exposure to non-U.S. stock and bond
                                      markets.

                                      During the period, the environment for non-U.S. stocks began to weaken, while conditions in the U.S. stock market
                                      remained favorable. We took advantage of these market
                                      dynamics to build up the Portfolio's domestic stock position and scale back its international stock exposure to a neutral weighting. In November 1997, we shifted assets out of
                                      Nations International Equity Fund and Nations Global
                                      Government Income Fund. In addition, we reduced the position in Nations Equity Income Fund. We reinvested the proceeds
                                      domestically into Nations Disciplined Equity Fund and
                                      Nations Managed SmallCap Index Fund.

                                      WHICH ASSET ALLOCATION DECISIONS HELPED THE PORTFOLIO'S
                                      PERFORMANCE?
                                      In absolute terms, Portfolio returns were strong. The
                                      Portfolio captured the robust performance of the U.S. stock market through its investment in several Nations Funds
                                      domestic stock funds. Increasing the overall exposure to
                                      U.S. stocks and raising the weighting in growth-oriented
                                      stock funds also proved beneficial.
                                      In addition, the Portfolio was well positioned to
                                      participate in the positive gains of the U.S. bond market, thanks to significant allocations to Nations Diversified
                                      Income Fund and Nations Strategic Income Fund. Both of these funds benefited from their exposure to corporate bonds and other yield-oriented fixed-income investments, which
                                      performed well during the period.

                                      WHICH ASSET ALLOCATION DECISIONS HAD A NEGATIVE IMPACT ON
                                      PORTFOLIO PERFORMANCE?
                                      Because of the relatively weak performance of international stocks, the allocation to Nations International Equity Fund detracted from overall Portfolio returns for the period.
                                      The Portfolio's 10% weighting in Nations Global Government
                                      Income Fund, which it held for part of the period, dampened overall Portfolio returns, as international bonds
                                      significantly underperformed their U.S. counterparts.

Nations
LifeGoal Balanced Growth
Portfolio Portfolio Manager Commentary continued...

                                      LOOKING AHEAD, WHAT INVESTMENT OPPORTUNITIES DO YOU
                                      ANTICIPATE AND HOW ARE YOU POSITIONING THE PORTFOLIO TO TAKE
                                      ADVANTAGE OF THEM?
                                      Overall, we remain optimistic about the U.S. economy. We see nothing on the horizon that suggests the current business
                                      expansion will be impeded. However, even though we expect
                                      growth to continue, the pace of growth may slow somewhat. We expect corporate profit growth to be more moderate, and
                                      after three consecutive calendar years of double-digit
                                      increases, we believe stock market returns are likely to be in single digits for the remainder of 1998.
                                      Slower growth means that inflationary pressures should
                                      remain subdued, keeping interest rates low. In such an
                                      environment, we expect bond market returns to be competitive with stock market returns. This should benefit the
                                      Portfolio, which allocates roughly half of its assets on a strategic basis to fixed-income investments.
                                      On the international front, we believe the worst of the
                                      Asian crisis has already occurred. While we continue to
                                      monitor the region's stock markets carefully, in the long
                                      run we do not expect current developments in Asia to
                                      threaten the global economy or derail the current bull
                                      market. In fact, with stock markets in Asia likely to bottom out over the coming year, 1998 could provide an outstanding buying opportunity for aggressive investors with a long-term investment horizon.

Nations
LifeGoal Balanced Growth
Portfolio  Performance
   GROWTH OF $10,000 INVESTMENT

Primary A Shares (as of 3/31/98)
Assumes the reinvestment of all distributions

                                                                                         S&P 500
          Measurement Period             LifeGoal Balanced     Lehman Aggregate      Composite Stock
        (Fiscal Year Covered)             Growth $12,284      Bond Index $11,470    Price Index $16,459
Oct. 15 1996                                   10000                 10000                 10000
1996                                           10247                 10300                 10833
                                               10090                 10242                 11124
                                               10898                 10619                 13064
                                               11464                 10971                 14043
1997                                           11418                 11294                 14446
Mar. 31 1998                                   12284                 11470                 16459

Investor B Shares (as of 3/31/98)*
Assumes the reinvestment of all distributions

                                                  S&P
          Measurement Period            500 Composite Stock Price    Lehman Aggregate Bond     LifeGoal Balanced
        (Fiscal Year Covered)                Index $11,671              Index $10,518           Growth $10,470
Aug. 13 1997                                      10000                     10000                   10000
                                                   9957                     10061                   10249
1997                                              10243                     10357                   10197
Mar. 31 1998                                      11671                     10518                   10470

                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                Primary A Shares
                                                                Since Inception
                                                                (10/15/96 through 3/31/98)   15.13%
                                                                The charts to the left show the growth
                                                                in value of a hypothetical $10,000
                                                                investment in Primary A and Investor B
                                                                Shares of Nations LifeGoal Balanced
                                                                Growth Portfolio from the date each
                                                                class of shares was first offered.
                                                                Figures for the Standard & Poor's 500
                                                                Composite Stock Price Index, an
                                                                unmanaged index of 500 widely held
                                                                common stocks, include reinvestment of
                                                                dividends. Figures for the Lehman
                                                                Aggregate Bond Index, which is an
                                                                unmanaged index comprised of the
                                                                Government Corporate Bond Index, the
                                                                Asset-Backed Securities Index and the
                                                                Mortgage-Backed Securities Index and
                                                                includes U.S. Treasury issues, agency
                                                                issues, corporate bond issues and
                                                                mortgage-backed issues, include
                                                                reinvestment of dividends. Indices are
                                                                unavailable for investment. The
                                                                performance shown reflects the
                                                                performance of Primary A and Investor B
                                                                Shares. The performance of Primary B,
                                                                Investor A and Investor C Shares may
                                                                vary based on the differences in sales
                                                                loads and fees paid by the shareholders
                                                                investing in each class.
                                                                Nations LifeGoal Balanced Growth
                                                                Portfolio's Primary A, Investor A and
                                                                Investor C Shares commenced investment
                                                                operations on October 2, 1996. Shares
                                                                were offered to the public on October
                                                                15, 1996.
                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                Investor B Shares
                                                                Since Inception  NAV  CDSC*
                                                                (8/13/97 through
                                                                3/31/98)            9.70% 4.70%

  TOTAL RETURN (AS OF 3/31/98)

                              PRIMARY A         PRIMARY B       INVESTOR A                   INVESTOR B           INVESTOR C
Inception Date                10/15/96          08/04/97          10/15/96                    8/13/97              10/15/96
                                                                                    NAV               CDSC*
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE            21.74%            NA                21.76%            NA                NA           21.10%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
Since Inception               15.13%            9.24%             15.12%            9.70%             4.70%        14.68%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

Figures at net asset value (NAV) do not reflect any sales charges.

Nations
LifeGoal Growth
Portfolio Portfolio Manager Commentary*

                        IN THE FOLLOWING INTERVIEW, MR. WIRTZ SHARES HIS VIEWS ON NATIONS LIFEGOAL GROWTH FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 1998 AND HIS CURRENT OUTLOOK.


PORTFOLIO MANAGERS                    PLEASE DESCRIBE THE PORTFOLIO'S INVESTMENT STYLE AND
E. Keith Wirtz, CFA, is               PHILOSOPHY.
Co-Portfolio Manager of Nations       Nations LifeGoal Growth Portfolio is the most aggressive of
LifeGoal Growth Portfolio and         the three Nations LifeGoal Portfolios. The Portfolio aims to
Chief Investment Officer of           provide long-term capital appreciation for growth-oriented
TradeStreet Investment                investors who have an investment time frame of at least five
Associates, Inc., the                 years and who are comfortable assuming moderate-to-high
investment sub-adviser to the         risk. By diversifying investments across other Nations Funds
Portfolio.                            mutual funds, Nations LifeGoal Growth Portfolio gives
C. Thomas Clapp, CFA, is              investors the opportunity to participate in a variety of
Co-Portfolio Manager of Nations       large- and small-capitalization domestic stock funds and
LifeGoal Growth Portfolio and         international stock funds.
Director of the Equity                WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE
Management Group for                  REPORTING PERIOD?
TradeStreet Investment                During the 12-month period ended March 31, 1998, investors
Associates, Inc.                      enjoyed a nearly ideal economic environment in which to make
INVESTMENT OBJECTIVE                  investment decisions. The United States economy benefited
The Portfolio seeks capital           from a combination of steady growth, low inflation, falling
appreciation through exposure         interest rates, low unemployment, rising wages and stellar
to a variety of equity market         corporate profits. In addition, optimism that U.S. fiscal
segments.                             policy would result in a balanced federal budget for fiscal
PERFORMANCE REVIEW                    year 1999 contributed to investor enthusiasm.
For the 12-month period ended         Against this encouraging backdrop, U.S. stock market indexes
March 31, 1998, Nations               posted increases ranging from approximately 35% to 50% for
LifeGoal Growth Portfolio             the period. Bond market returns were also positive,
Primary A Shares provided a           approaching 10% -- good by historical standards and the best
total return of 29.80%.               performance for fixed-income investments since 1995.
                                      IN BROAD TERMS, HOW DID THE VARIOUS ASSET CLASSES PERFORM
                                      DURING THE PERIOD?
                                      In general, these were the performance trends among the
                                      major
                                      asset classes:
                                      -- Stocks outperformed bonds
                                      -- Domestic stocks outperformed international stocks
                                      -- Domestic bonds outperformed international bonds
                                      -- Large-capitalization stocks outperformed
                                         small-capitalization stocks
                                      -- Growth stocks outperformed value stocks
                                      -- Bonds outperformed money market securities
                                      *The outlook of this Fund's portfolio manager may differ
                                      from that presented for other Nations Funds mutual funds.
                                      Source for all statistical data -- TradeStreet Investment
                                      Associates, Inc.
                                      PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
LifeGoal Growth
Portfolio Portfolio Manager Commentary continued...

                                      HOW MUCH OF A FACTOR WAS STOCK MARKET VOLATILITY?
                                      The stock market's rise was not without its volatile
                                      moments, the most notable being the 554-point drop in the
                                      Dow Jones Industrial Average** on October 27, 1997,
                                      triggered by financial crises in Hong Kong and other Asian markets. By the final quarter of the reporting period,
                                      however, the stock market had not only stabilized but
                                      resumed its rise to new record levels. Market events like
                                      the October correction and the so-called "Asian flu"
                                      demonstrate precisely why stock investors need to take a
                                      long-term perspective.
                                      CAN YOU DESCRIBE THE ASSET ALLOCATION PROCESS AND HOW THE
                                      PORTFOLIO WAS POSITIONED AT THE BEGINNING OF THE REPORTING
                                      PERIOD?
                                      We use a structured, disciplined process to determine the
                                      appropriate asset allocation for Nations LifeGoal Growth
                                      Portfolio. Quantitative models allow us to develop expected returns and profiles for each asset class. We also analyze historical relationships among asset classes in varying
                                      market environments. Using this information, we aim to
                                      allocate the Portfolio's assets as efficiently as
                                      possible -- which means seeking to provide the highest
                                      return potential for a given level of risk, while staying
                                      true to the Portfolio's investment objective.
                                      The Portfolio is designed so that a minimum of 35% and a
                                      maximum of 75% of its assets are invested in
                                      large-capitalization domestic stock funds. At the beginning of the reporting period, the Portfolio's allocation to
                                      large-capitalization domestic stock funds was 45% -- a
                                      slight underweighting relative to our target ranges. Of this
                                      45% weighting, 30% was invested in Nations Value Fund and
                                      15% was invested in Nations Disciplined Equity Fund.***
                                      The Portfolio's strategic target allocation to small- and
                                      mid-capitalization domestic stock funds ranges from 20% to
                                      35%. At the beginning of the period, 24% of the Portfolio's assets were invested in this segment of the equity market --
                                      a slightly underweight position. Of this 24% weighting, 14%
                                      was invested in Nations Emerging Growth Fund and 10% was
                                      invested in Nations Managed SmallCap Index Fund.
                                      For added growth potential, the Portfolio may invest between
                                      10% and 20% of its assets in core international stock funds.
                                      At the beginning of the reporting period, 20% of the
                                      Portfolio's assets (the maximum allocation allowed) was
                                      invested in Nations International Equity Fund to take
                                      advantage of attractive valuations we perceived in non-U.S.
                                      stock markets.
                                      INVESTING IN INTERNATIONAL INVESTMENTS MAY INVOLVE SPECIAL
                                      RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS
                                      ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS
                                      AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH
                                      FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.
                                      **The Dow Jones Industrial Average is a price-weighted index of 30 of the largest, most widely held stocks traded on the
                                      New York Stock Exchange. It is unmanaged and unavailable for investment.
                                      ***Portfolio holdings were current as of March 31, 1998, are subject to change and may not be representative of current holdings.

Nations
LifeGoal Growth
Portfolio Portfolio Manager Commentary continued...

                                      In addition, the Portfolio may seek further growth potential by investing up to 10% of its assets in region specific
                                      international funds. At the beginning of the reporting
                                      period, 10% of its assets (the maximum allocation allowed)
                                      were invested in Nations Pacific Growth Fund to capitalize on attractive opportunities we perceived in this region.

                                      WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO'S ASSET
                                      ALLOCATION DURING THE REPORTING PERIOD?
                                      Changes in the Portfolio's asset allocation over the
                                      12-month period centered on two themes: taking a more
                                      aggressive stance with regard to the U.S. stock market, and decreasing overall exposure to non-U.S. stock markets.
                                      The Portfolio began the period with an overweight position in non-U.S. stock funds relative to our target ranges.
                                      During the period, the environment for non-U.S. stocks began to weaken, particularly in light of the Asian financial
                                      crisis, while fundamental conditions in the U.S. stock
                                      market remained favorable. We took advantage of these market dynamics to build up the domestic stock position and scale back the international stock exposure to a neutral
                                      weighting.
                                      In November 1997, we reduced the Portfolio's 20% allocation to Nations International Equity Fund by 10%, shifting these assets into the domestic stock market. Within the domestic component of the Portfolio, we increased the exposure to
                                      funds at the more aggressive end of the risk-return
                                      spectrum. We raised the Portfolio's weighting in Nations
                                      Disciplined Equity Fund from 15% to 25% and in Nations
                                      SmallCap Managed Index Fund from 10% to 30%. These increases were accompanied by corresponding reductions in other funds.
                                      In addition to lowering the Portfolio's international
                                      exposure, we eliminated the position in Nations Emerging
                                      Growth Fund and reduced the Portfolio's 30% allocation to
                                      Nations Value Fund by 15%.
                                      WHICH ASSET ALLOCATION DECISIONS HELPED THE PORTFOLIO'S
                                      PERFORMANCE?
                                      In absolute terms, Portfolio returns were strong. The
                                      Portfolio captured the robust performance of the U.S. stock market through its investment in several Nations Funds
                                      domestic stock funds, including Nations Disciplined Equity
                                      Fund, which outperformed the Standard & Poor's 500 Composite
                                      Stock Price Index (a widely known indicator of stock market performance) for the period. Increasing overall exposure to the U.S. stock market and shifting the Portfolio's emphasis to more aggressive domestic stock funds also proved
                                      beneficial.

Nations
LifeGoal Growth
Portfolio Portfolio Manager Commentary continued...

                                      WHICH ASSET ALLOCATION DECISIONS HAD A NEGATIVE IMPACT ON
                                      PORTFOLIO PERFORMANCE?
                                      Because of the relatively weak performance of international stocks, the Portfolio's allocations to Nations International
                                      Equity Fund and Nations Pacific Growth Fund detracted from overall Portfolio returns for the period.

                                      DID THE FINANCIAL AND STOCK MARKET CRISIS IN ASIA CAUSE YOU
                                      TO REVISIT THE PORTFOLIO'S 10% WEIGHTING IN NATIONS PACIFIC
                                      GROWTH FUND?
                                      The situation in Asia presented investors with the first
                                      major international financial crisis since the Mexican peso devaluation in late 1994. However, it's important to
                                      remember that Nations LifeGoal Growth Portfolio has a
                                      long-term investment horizon, and this includes a strategic commitment to international stock markets.
                                      While we took a more neutral stance toward non-U.S. markets overall during the period, we did not want to abandon the
                                      Portfolio's Nations Pacific Growth Fund weighting,
                                      particularly after stock market valuations in the region had fallen so sharply. We continue to view Asia's short-term
                                      market declines as an opportunity to build on the
                                      Portfolio's long-term positions in that region at what we
                                      believe are significantly reduced prices. As stock prices in
                                      Asia recover over time, we will seek to rebalance the
                                      Portfolio by selling stocks when they appreciate to levels that allow us to maintain a strategic 10% weighting.
                                      LOOKING AHEAD, WHAT INVESTMENT OPPORTUNITIES DO YOU
                                      ANTICIPATE AND HOW ARE YOU POSITIONING THE PORTFOLIO TO TAKE
                                      ADVANTAGE OF THEM?
                                      Overall, we remain optimistic about the U.S. economy. We see nothing on the horizon that suggests the current business
                                      expansion will be impeded. However, even though we expect
                                      growth to continue, the pace of growth may slow somewhat. We expect corporate profit growth to be more moderate, and
                                      after three consecutive calendar years of double-digit
                                      increases, we believe stock market returns are likely to be in single digits for the remainder of 1998.
                                      On the international front, we believe the worst of the
                                      Asian crisis has already occurred. While we continue to
                                      monitor the region's stock markets carefully, in the long
                                      run we do not expect current developments in Asia to
                                      threaten the global economy or derail the current bull
                                      market. In fact, with stock markets in Asia likely to bottom out over the coming year, 1998 could provide an outstanding buying opportunity for aggressive investors with a long-term investment horizon.

Nations
LifeGoal Growth
Portfolio  Performance
   GROWTH OF $10,000 INVESTMENT

Primary A Shares (as of 3/31/98)
Assumes the reinvestment of all distributions

                                                                                S&P 500 Composite
               Measurement Period                     LifeGoal Growth           Stock Price Index
             (Fiscal Year Covered)                       $13,252                    $16,459
Oct. 15 1996                                               10000                      10000
1996                                                       10352                      10833
                                                           10200                      11124
                                                           11612                      13064
                                                           12497                      14043
1997                                                       11873                      14446
Mar. 31 1998                                               13252                      16459

Investor B Shares (as of 3/31/98)*
Assumes the reinvestment of all distributions

                                                                                        S&P
               Measurement Period                                             500 Composite Stock Price
             (Fiscal Year Covered)                 LifeGoal Growth $10,355         Index $11,671
Aug. 12 1997                                                10000                       10000
                                                            10259                        9957
1997                                                         9742                       10243
Mar. 31 1998                                                10355                       11671


                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                Primary A Shares
                                                                Since Inception
                                                                (10/15/96 through 3/31/98)  21.28%
                                                                The charts to the left show the growth
                                                                in value of a hypothetical $10,000
                                                                investment in Primary A and Investor B
                                                                Shares of Nations LifeGoal Growth
                                                                Portfolio from the date each class of
                                                                shares was first offered. Figures for
                                                                the Standard & Poor's 500 Composite
                                                                Stock Price Index, an unmanaged index
                                                                of 500 widely held common stocks,
                                                                include reinvestment of dividends. It
                                                                is unavailable for investment. The
                                                                performance shown reflects the
                                                                performance of Primary A and Investor B
                                                                Shares. The performance of Primary B,
                                                                Investor A and Investor C Shares may
                                                                vary based on the differences in sales
                                                                loads and fees paid by the shareholders
                                                                investing in each class.
                                                                Nations LifeGoal Growth Portfolio's
                                                                Primary A, Investor A and Investor C
                                                                Shares commenced investment operations
                                                                on October 2, 1996. Shares were offered
                                                                to the public on October 15, 1996.
                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                Investor B Shares
                                                                Since Inception  NAV  CDSC*
                                                                (8/12/97 through  3/31/98)  8.55% 3.55%

  TOTAL RETURN (AS OF 3/31/98)

                                    PRIMARY A       PRIMARY B     INVESTOR A                INVESTOR B             INVESTOR C
Inception Date                      10/15/96        9/19/97         10/15/96                  8/12/97              10/15/96
                                                                                      NAV            CDSC*
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                  29.80%          NA              29.68%            NA             NA            28.89%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
Since Inception                     21.28%          6.24%           21.16%            8.55%          3.55%         20.62%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

Figures at net asset value (NAV) do not reflect any sales charges.

NATIONS FUNDS
LifeGoal Income and Growth Portfolio
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                        MARCH 31, 1998

 SHARES                                                                      VALUE
-------------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES -- 100.1%
   9,087   Nations Disciplined Equity Fund -- 10.6%....................    $  201,451
  14,974   Nations Equity Income Fund -- 11.0%.........................       208,742
   6,803   Nations International Equity Fund -- 5.3%...................       100,747
  92,675   Nations Prime Fund -- 4.9%..................................        92,675
 112,781   Nations Short-Intermediate Government Fund -- 24.4%.........       464,659
  85,418   Nations Short-Term Income Fund -- 43.9%.....................       834,529
                                                                           ----------
           TOTAL INVESTMENT COMPANY SECURITIES
             (Cost $1,863,058).........................................     1,902,803
                                                                           ==========
TOTAL INVESTMENTS
  (Cost $1,863,058*)........................................  100.1%        1,902,803
OTHER ASSETS AND LIABILITIES (NET)..........................   (0.1)           (1,733)
                                                              -----        ----------
NET ASSETS..................................................  100.0%       $1,901,070
                                                              =====        ==========

---------------

* Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $36,950 and gross depreciation of $0 for federal income tax purposes. At March 31, 1998, the aggregate cost of securities for federal income tax purposes was $1,865,853.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
LifeGoal Balanced Growth Portfolio
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                        MARCH 31, 1998

 SHARES                                                                      VALUE
-------------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES -- 99.3%
  58,254   Nations Disciplined Equity Fund -- 20.6%....................    $1,291,493
 112,819   Nations Diversified Income Fund -- 19.0%....................     1,190,237
      26   Nations Emerging Growth Fund -- 0.0%#.......................           433
      47   Nations Equity Income Fund -- 0.0%#.........................           656
      63   Nations Global Government Income Fund -- 0.0%#..............           614
  43,294   Nations International Equity Fund -- 10.2%..................       641,182
  67,608   Nations Managed SmallCap Index Fund -- 15.2%................       953,278
 118,316   Nations Strategic Fixed Income Fund -- 18.9%................     1,186,706
  48,380   Nations Value Fund -- 15.4%.................................       963,737
                                                                           ----------
           TOTAL INVESTMENT COMPANY SECURITIES
             (Cost $5,947,610).........................................     6,228,336
                                                                           ==========
TOTAL INVESTMENTS
  (Cost $5,947,610*)........................................   99.3%    6,228,336
OTHER ASSETS AND LIABILITIES (NET)..........................    0.7        44,355
                                                              -----    ----------
NET ASSETS..................................................  100.0%   $6,272,691
                                                              =====    ==========

---------------

 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $274,576 and gross depreciation of $0 for federal income tax purposes. At March 31, 1998, the aggregate cost of securities for federal income tax purposes was $5,953,760.

# Amount represents less than 0.1%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
LifeGoal Growth Portfolio
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                        MARCH 31, 1998

 SHARES                                                                      VALUE
-------------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES -- 100.1%
  92,050   Nations Disciplined Equity Fund -- 25.5%....................    $2,040,750
     167   Nations Emerging Growth Fund -- 0.0%#.......................         2,769
  54,925   Nations International Equity Fund -- 10.2%..................       813,439
 169,784   Nations Managed SmallCap Index Fund -- 30.0%................     2,393,955
  97,671   Nations Pacific Growth Fund -- 8.9%.........................       711,042
 102,305   Nations Value Fund -- 25.5%.................................     2,037,908
                                                                           ----------
           TOTAL INVESTMENT COMPANY SECURITIES
             (Cost $7,580,645).........................................     7,999,863
                                                                           ==========
TOTAL INVESTMENTS
  (Cost $7,580,645*)........................................  100.1%    7,999,863
OTHER ASSETS AND LIABILITIES (NET)..........................   (0.1)       (6,134)
                                                              -----    ----------
NET ASSETS..................................................  100.0%   $7,993,729
                                                              =====    ==========

---------------

 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $392,212 and gross depreciation of $68,357 for federal income tax purposes. At March 31, 1998, the aggregate cost of securities for federal income tax purposes was $7,676,008.

# Amount represents less than 0.1%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   STATEMENTS OF ASSETS AND LIABILITIES                           MARCH 31, 1998

                                                               LIFEGOAL     LIFEGOAL
                                                              INCOME AND    BALANCED     LIFEGOAL
                                                                GROWTH       GROWTH       GROWTH
                                                              PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                              ------------------------------------
ASSETS:
Investments, at value. See accompanying schedules...........  $1,902,803   $6,228,336   $7,999,863
Dividends receivable........................................       6,019       10,382           --
Receivable for Portfolio shares sold........................         828      116,854       10,125
Receivable for investment securities sold...................          --       53,623           --
                                                              ----------   ----------   ----------
     Total Assets...........................................   1,909,650    6,409,195    8,009,988
                                                              ----------   ----------   ----------
LIABILITIES:
Dividends payable...........................................         265           --           --
Payable for Portfolio shares redeemed.......................          --      120,619           --
Payable for investment securities purchased.................       6,960       10,382        9,496
Investment advisory fee payable.............................         375        1,194        1,741
Shareholder servicing and distribution fees payable.........         980        4,309        5,022
                                                              ----------   ----------   ----------
     Total Liabilities......................................       8,580      136,504       16,259
                                                              ----------   ----------   ----------
NET ASSETS..................................................  $1,901,070   $6,272,691   $7,993,729
                                                              ==========   ==========   ==========
Investments, at cost........................................  $1,863,058   $5,947,610   $7,580,645
                                                              ==========   ==========   ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)            MARCH 31, 1998

                                                               LIFEGOAL     LIFEGOAL
                                                              INCOME AND    BALANCED     LIFEGOAL
                                                                GROWTH       GROWTH       GROWTH
                                                              PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                              ------------------------------------
NET ASSETS CONSIST OF:
Paid in capital.............................................  $1,840,471   $5,895,982   $7,338,703
Undistributed net investment income.........................       1,178           --           --
Accumulated net realized gain on investments sold...........      19,676       95,983      235,808
Net unrealized appreciation of investments..................      39,745      280,726      419,218
                                                              ----------   ----------   ----------
                                                              $1,901,070   $6,272,691   $7,993,729
                                                              ==========   ==========   ==========
NET ASSETS:
Primary A Shares............................................  $  475,660   $  103,468   $  289,138
Primary B Shares............................................          --       25,981        6,405
Investor A Shares...........................................     126,242      489,045    1,526,402
Investor B Shares...........................................   1,212,122    4,917,310    5,829,395
Investor C Shares...........................................      87,046      736,887      342,389
SHARES OUTSTANDING:
Primary A Shares............................................      44,441        9,471       23,152
Primary B Shares............................................          --        2,375          513
Investor A Shares...........................................      11,790       44,683      122,071
Investor B Shares...........................................     113,231      450,164      466,894
Investor C Shares...........................................       8,133       67,487       27,471
PRIMARY A SHARES:
Net asset value, offering and redemption price per share....      $10.70       $10.92       $12.49
PRIMARY B SHARES:
Net asset value, offering and redemption price per share....          --       $10.94       $12.49
INVESTOR A SHARES:
Net asset value, offering and redemption price per share....      $10.71       $10.94       $12.50
INVESTOR B SHARES:
Net asset value and offering price per share*...............      $10.70       $10.92       $12.49
INVESTOR C SHARES:
Net asset value, offering and redemption price per share....      $10.70       $10.92       $12.46

---------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1998

                                                              LIFEGOAL        LIFEGOAL
                                                             INCOME AND       BALANCED          LIFEGOAL
                                                               GROWTH          GROWTH            GROWTH
                                                            PORTFOLIO(a)   PORTFOLIO(a)(b)   PORTFOLIO(a)(b)
                                                            ------------------------------------------------
INVESTMENT INCOME:
Dividends.................................................    $ 38,342        $102,363          $ 36,427
                                                              --------        --------          --------
EXPENSES:
Investment advisory fee...................................       2,167           8,202            10,146
Shareholder servicing and distribution fees:
  Primary B Shares........................................          --              70                15
  Investor A Shares.......................................         350             875             3,180
  Investor B Shares.......................................       2,350           9,518            17,843
  Investor C Shares.......................................         343           4,610             1,580
                                                              --------        --------          --------
     Total expenses.......................................       5,210          23,275            32,764
                                                              --------        --------          --------
NET INVESTMENT INCOME.....................................      33,132          79,088             3,663
                                                              --------        --------          --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments during the year..........       8,254         133,739            82,664
Capital gain distributions received.......................      25,118         121,936           355,808
Net unrealized appreciation of investments during the
  year....................................................      44,759         353,970           501,362
                                                              --------        --------          --------
Net realized and unrealized gain on investments...........      78,131         609,645           939,834
                                                              --------        --------          --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......    $111,263        $688,733          $943,497
                                                              ========        ========          ========

---------------
(a) LifeGoal Income and Growth Portfolio's, LifeGoal Balanced Growth Portfolio's and LifeGoal Growth Portfolio's Investor B Shares commenced operations on August 7, August 13, and August 12, 1997, respectively.

(b) LifeGoal Balanced Growth Portfolio's and LifeGoal Growth Portfolio's Primary B Shares commenced operations on August 4, and September 19, 1997, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS

                                                    LIFEGOAL INCOME AND GROWTH         LIFEGOAL BALANCED
                                                         PORTFOLIO(a)(c)           GROWTH PORTFOLIO(a)(b)(c)
                                                    --------------------------    ---------------------------
                                                    YEAR ENDED    PERIOD ENDED    YEAR ENDED     PERIOD ENDED
                                                     3/31/98        3/31/97         3/31/98        3/31/97
                                                    ---------------------------------------------------------
Net investment income.............................  $  33,132       $  2,297      $    79,088     $    8,648
Net realized gain/(loss) on investments during the
  year............................................      8,254            (34)         133,739           (146)
Capital gain distributions received...............     25,118            655          121,936            704
Change in unrealized appreciation/(depreciation)
  of investments during the year..................     44,759         (5,014)         353,970        (73,244)
                                                    ----------      --------      -----------     ----------
Net increase/(decrease) in net assets resulting
  from operations.................................    111,263         (2,096)         688,733        (64,038)
Distributions to shareholders from net investment
  income:
  Primary A Shares................................    (15,224)        (1,688)         (24,128)        (7,739)
  Primary B Shares................................         --             --             (461)            --
  Investor A Shares...............................     (5,043)          (531)          (9,659)          (162)
  Investor B Shares...............................    (10,359)            --          (31,123)            --
  Investor C Shares...............................     (1,403)            (3)         (14,412)           (52)
Distributions to shareholders in excess of net
  investment income:
  Primary A Shares................................     (4,487)            --          (27,930)            --
  Primary B Shares................................         --             --             (533)            --
  Investor A Shares...............................     (1,487)            --          (11,180)            --
  Investor B Shares...............................     (3,053)            --          (36,027)            --
  Investor C Shares...............................       (413)            --          (16,683)            --
Distributions to shareholders from net realized
  gain on investment:
  Primary A Shares................................     (3,042)            --           (4,494)            --
  Primary B Shares................................         --             --           (1,080)            --
  Investor A Shares...............................       (891)            --          (17,192)            --
  Investor B Shares...............................       (534)            --          (16,830)            --
  Investor C Shares...............................       (410)            --          (28,301)            --
Net increase/(decrease) in net assets from
  Portfolio share transactions:
  Primary A Shares................................    225,788        195,503       (2,219,027)     2,153,893
  Primary B Shares................................         --             --           25,821             --
  Investor A Shares...............................    (14,517)       132,419          367,512         95,005
  Investor B Shares...............................  1,186,902             --        4,749,344             --
  Investor C Shares...............................     83,321            960          675,267         18,021
                                                    ----------      --------      -----------     ----------
Net increase in net assets........................  1,546,411        324,564        4,047,617      2,194,928
NET ASSETS:
Beginning of period...............................    354,659         30,095        2,225,074         30,146
                                                    ----------      --------      -----------     ----------
End of period.....................................  $1,901,070      $354,659      $ 6,272,691     $2,225,074
                                                    ==========      ========      ===========     ==========
Undistributed net investment income at end of
  period..........................................  $   1,178       $     75      $        --     $      695
                                                    ==========      ========      ===========     ==========

---------------
(a) LifeGoal Income and Growth Portfolio's, LifeGoal Balanced Growth Portfolio's and LifeGoal Growth Portfolio's Investor B Shares commenced operations on August 7, August 13, and August 12, 1997, respectively.

(b) LifeGoal Balanced Growth Portfolio's and LifeGoal Growth Portfolio's Primary B Shares commenced operations on August 4, and September 19, 1997, respectively.

(c) LifeGoal Income and Growth Portfolio's, LifeGoal Balanced Growth Portfolio's and LifeGoal Growth Portfolio's Primary A, Investor A and Investor C Shares commenced investment operations on October 2, 1996. Shares were offered to the public on October 15, 1996.
                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                     LIFEGOAL GROWTH
                                                                    PORTFOLIO(a)(b)(c)
                                                                --------------------------
                                                                YEAR ENDED    PERIOD ENDED
                                                                 3/31/98        3/31/97
                                                                --------------------------
Net investment income.......................................    $    3,663     $    1,982
Net realized gain on investments during the year............        82,664          1,056
Capital gain distributions received.........................       355,808          2,176
Change in unrealized appreciation/(depreciation) of
  investments during the year...............................       501,362        (82,144)
                                                                ----------     ----------
Net increase/(decrease) in net assets resulting from
  operations................................................       943,497        (76,930)
Distributions to shareholders from net investment income:
  Primary A Shares..........................................          (523)        (1,219)
  Primary B Shares..........................................            (4)            --
  Investor A Shares.........................................        (1,271)          (588)
  Investor B Shares.........................................        (1,868)            --
  Investor C Shares.........................................          (171)            (1)
Distributions to shareholders in excess of net investment
  income:
  Primary A Shares..........................................       (18,071)            --
  Primary B Shares..........................................          (125)            --
  Investor A Shares.........................................       (43,960)            --
  Investor B Shares.........................................       (64,597)            --
  Investor C Shares.........................................        (5,926)            --
Distributions to shareholders from net realized gain on
  investment:
  Primary A Shares..........................................        (5,416)            --
  Primary B Shares..........................................          (103)            --
  Investor A Shares.........................................       (24,087)            --
  Investor B Shares.........................................       (40,449)            --
  Investor C Shares.........................................        (3,162)            --
Net increase/(decrease) in net assets from Portfolio share
  transactions:
  Primary A Shares..........................................      (768,158)       939,556
  Primary B Shares..........................................         6,260             --
  Investor A Shares.........................................       623,419        707,365
  Investor B Shares.........................................     5,482,703             --
  Investor C Shares.........................................       223,312         84,008
                                                                ----------     ----------
Net increase in net assets..................................     6,301,300      1,652,191
NET ASSETS:
Beginning of period.........................................     1,692,429         40,238
                                                                ----------     ----------
End of period...............................................    $7,993,729     $1,692,429
                                                                ==========     ==========
Undistributed net investment income at end of period........    $       --     $      174
                                                                ==========     ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   SCHEDULE OF CAPITAL STOCK ACTIVITY

                                                                      LIFEGOAL INCOME AND GROWTH PORTFOLIO
                                                                     YEAR ENDED                   PERIOD ENDED
                                                                  MARCH 31, 1998(b)            MARCH 31, 1997(a)
                                                              -------------------------      ----------------------
                                                              SHARES         DOLLARS         SHARES       DOLLARS
                                                              -----------------------------------------------------
PRIMARY A SHARES:
  Sold......................................................   52,950       $  542,742       19,568       $197,843
  Issued as reinvestment of dividends.......................      637            6,592         169           1,688
  Redeemed..................................................  (31,482)        (323,546)       (401)         (4,028)
                                                              -------       ----------       ------       --------
  Net increase..............................................   22,105          225,788       19,336        195,503
                                                              -------       ----------       ------       --------
INVESTOR A SHARES:
  Sold......................................................    5,308           54,854       13,267        133,673
  Issued as reinvestment of dividends.......................      662            6,847          52             524
  Redeemed..................................................   (7,324)         (76,218)       (175)         (1,778)
                                                              -------       ----------       ------       --------
  Net increase..............................................   (1,354)         (14,517)      13,144        132,419
                                                              -------       ----------       ------       --------
INVESTOR B SHARES:
  Sold......................................................  113,062        1,185,143
  Issued as reinvestment of dividends.......................    1,241           12,973
  Redeemed..................................................   (1,072)         (11,214)
                                                              -------       ----------
  Net increase..............................................  113,231        1,186,902
                                                              -------        ---------
INVESTOR C SHARES:
  Sold......................................................   12,493          129,783          96             960
  Issued as reinvestment of dividends.......................      216            2,225          --              --
  Redeemed..................................................   (4,672)         (48,687)         --              --
                                                              -------       ----------       ------       --------
  Net increase..............................................    8,037           83,321          96             960
                                                              -------       ----------       ------       --------
  Total net increase........................................  142,019       $1,481,494       32,576       $328,882
                                                              =======       ==========       ======       ========

---------------

(a) LifeGoal Income and Growth Portfolio's Primary A Shares, Investor A Shares and Investor C Shares commenced operations on October 2, 1996. Shares were offered to the public on October 15, 1996.

(b) LifeGoal Income and Growth Portfolio's Investor B Shares commenced operations on August 7, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   SCHEDULE OF CAPITAL STOCK ACTIVITY (CONTINUED)

                                         LIFEGOAL BALANCED GROWTH PORTFOLIO
                                        YEAR ENDED               PERIOD ENDED
                                        MARCH 31,                  MARCH 31,
                                        1998(b)(c)                  1997(a)
                                 ------------------------   -----------------------
                                  SHARES       DOLLARS      SHARES       DOLLARS
                                 --------------------------------------------------
PRIMARY A SHARES:
  Sold.........................    27,766    $   293,077    209,694    $2,155,343
  Issued as reinvestment of
    dividends..................     4,751         51,027        770         7,739
  Redeemed.....................  (235,596)    (2,563,131)      (914)       (9,189)
                                 --------    -----------    -------    ----------
  Net increase.................  (203,079)    (2,219,027)   209,550     2,153,893
                                 --------    -----------    -------    ----------
PRIMARY B SHARES:
  Sold.........................     2,174         23,747
  Issued as reinvestment of
    dividends..................       201          2,074
  Redeemed.....................        --             --
                                 --------    -----------
  Net increase.................     2,375         25,821
                                 --------   -------------
INVESTOR A SHARES:
  Sold.........................    38,251        400,052      9,407        94,998
  Issued as reinvestment of
    dividends..................     3,352         34,697         16           157
  Redeemed.....................    (6,328)       (67,237)       (15)         (150)
                                 --------    -----------    -------    ----------
  Net increase.................    35,275        367,512      9,408        95,005
                                 --------    -----------    -------    ----------
INVESTOR B SHARES:
  Sold.........................   464,087      4,903,979
  Issued as reinvestment of
    dividends..................     8,320         83,980
  Redeemed.....................   (22,243)      (238,615)
                                 --------    -----------
  Net increase.................   450,164      4,749,344
                                 --------   -------------
INVESTOR C SHARES:
  Sold.........................    69,661        718,126      1,998        20,417
  Issued as reinvestment of
    dividends..................     5,752         59,395          5            52
  Redeemed.....................    (9,689)      (102,254)      (240)       (2,448)
                                 --------    -----------    -------    ----------
  Net increase.................    65,724        675,267      1,763        18,021
                                 --------    -----------    -------    ----------
  Total net increase...........   350,459    $ 3,598,917    220,721    $2,266,919
                                 ========    ===========    =======    ==========

                                             LIFEGOAL GROWTH PORTFOLIO
                                        YEAR ENDED               PERIOD ENDED
                                        MARCH 31,                 MARCH 31,
                                        1998(b)(c)                 1997(a)
                                 ------------------------   ----------------------
                                  SHARES       DOLLARS      SHARES      DOLLARS
                                 -------------------------------------------------
PRIMARY A SHARES:
  Sold.........................    60,356    $   697,330    102,688    $1,097,781
  Issued as reinvestment of
    dividends..................     1,179         13,422        118         1,220
  Redeemed.....................  (129,990)    (1,478,910)   (15,199)     (159,445)
                                 --------    -----------    -------    ----------
  Net increase.................   (68,455)      (768,158)    87,607       939,556
                                 --------    -----------    -------    ----------
PRIMARY B SHARES:
  Sold.........................       492          6,028
  Issued as reinvestment of
    dividends..................        21            232
  Redeemed.....................        --             --
                                 --------    -----------
  Net increase.................       513          6,260
                                 --------   -------------
INVESTOR A SHARES:
  Sold.........................    90,784      1,026,417     67,184       707,978
  Issued as reinvestment of
    dividends..................     5,937         66,809         57           588
  Redeemed.....................   (41,776)      (469,807)      (115)       (1,201)
                                 --------    -----------    -------    ----------
  Net increase.................    54,945        623,419     67,126       707,365
                                 --------    -----------    -------    ----------
INVESTOR B SHARES:
  Sold.........................   473,938      5,565,346
  Issued as reinvestment of
    dividends..................     8,943        100,127
  Redeemed.....................   (15,987)      (182,770)
                                 --------    -----------
  Net increase.................   466,894      5,482,703
                                 --------   -------------
INVESTOR C SHARES:
  Sold.........................    20,299        234,020      8,070        84,008
  Issued as reinvestment of
    dividends..................       826          9,263         --            --
  Redeemed.....................    (1,724)       (19,971)        --            --
                                 --------    -----------    -------    ----------
  Net increase.................    19,401        223,312      8,070        84,008
                                 --------    -----------    -------    ----------
  Total net increase...........   473,298    $ 5,567,536    162,803    $1,730,929
                                 ========    ===========    =======    ==========

---------------

(a) LifeGoal Balanced Growth Portfolio's and LifeGoal Growth Portfolio's Primary A Shares, Investor A Shares and Investor C Shares commenced operations on October 2, 1996. Shares were offered to the public on October 15, 1996.

(b) LifeGoal Balanced Growth Portfolio's and LifeGoal Growth Portfolio's Primary B Shares commenced operations on August 4, 1997, and September 19, respectively.

(c) LifeGoal Balanced Growth Portfolio's and LifeGoal Growth Portfolio's Investor B Shares commenced operations on August 13, 1997, and August 12, respectively.

                         SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

                                                                  OPERATING PERFORMANCE
                                               -----------------------------------------------------------
                                                                                             NET INCREASE
                                               NET ASSET                   NET REALIZED     IN NET ASSETS
                                                 VALUE         NET        AND UNREALIZED    RESULTING FROM
                                               BEGINNING    INVESTMENT     GAIN/LOSS ON       INVESTMENT
                                                OF YEAR       INCOME       INVESTMENTS        OPERATIONS
                                               -----------------------------------------------------------
LIFEGOAL INCOME AND GROWTH PORTFOLIO
PRIMARY A SHARES
Year ended 03/31/98..........................   $ 9.97        $0.43(a)        $ 0.89            $ 1.32
Period ended 03/31/97*.......................    10.03         0.32            (0.06)             0.26
INVESTOR A SHARES
Year ended 03/31/98..........................   $ 9.97        $0.41(a)        $ 0.89            $ 1.30
Period ended 03/31/97*.......................    10.03         0.31            (0.06)             0.25
INVESTOR B SHARES
Period ended 03/31/98**......................   $10.51        $0.19(a)        $ 0.36            $ 0.55
INVESTOR C SHARES
Year ended 03/31/98..........................   $ 9.97        $0.36(a)        $ 0.89            $ 1.25
Period ended 03/31/97*.......................    10.03         0.31            (0.06)             0.25

---------------

  *  LifeGoal Income and Growth Portfolio's Primary A Shares,
     Investor A Shares and Investor C Shares commenced investment operations on October 2, 1996. Shares were offered to the public on October 15, 1996.
 ** LifeGoal Income and Growth Portfolio's Investor B Shares commenced investment operations on August 7, 1997.
  +  Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying funds.
(a) Per share amounts have been calculated using the monthly average shares method, which more appropriately represents the per share data for the period.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

                          DISTRIBUTIONS
-----------------------------------------------------------------

DISTRIBUTIONS    DISTRIBUTIONS     DISTRIBUTIONS                    NET ASSET
  FROM NET      IN EXCESS OF NET     FROM NET                         VALUE
 INVESTMENT        INVESTMENT        REALIZED          TOTAL          END OF      TOTAL
   INCOME            INCOME        CAPITAL GAINS   DISTRIBUTIONS       YEAR      RETURN++
-----------------------------------------------------------------------------------------
   $(0.40)           $(0.12)          $(0.07)          $(0.59)        $10.70      13.56%
    (0.32)               --               --            (0.32)          9.97       2.59%
   $(0.38)           $(0.11)          $(0.07)          $(0.56)        $10.71      13.38%
    (0.31)               --               --            (0.31)          9.97       2.54%
   $(0.22)           $(0.07)          $(0.07)          $(0.36)        $10.70       5.33%
   $(0.35)           $(0.10)          $(0.07)          $(0.52)        $10.70      12.83%
    (0.31)               --               --            (0.31)          9.97       2.54%

    RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL DATA
--------------------------------------------------------
                RATIO OF         RATIO OF
NET ASSETS      OPERATING     NET INVESTMENT
  END OF       EXPENSES TO      INCOME TO      PORTFOLIO
   YEAR          AVERAGE         AVERAGE       TURNOVER
(IN 000'S)    NET ASSETS+++     NET ASSETS       RATE
--------------------------------------------------------
  $  476          0.25%            4.17%          64%
     223          0.25%+           6.34%+          2%
  $  126          0.50%            3.92%          64%
     131          0.50%+           6.09%+          2%
  $1,212          1.25%+           3.17%+         64%
  $   87          1.09%            3.33%          64%
       1          0.75%+           5.84%+          2%

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

                                                                  OPERATING PERFORMANCE
                                               -----------------------------------------------------------
                                                                                            NET INCREASE/
                                                                                              (DECREASE)
                                               NET ASSET                   NET REALIZED     IN NET ASSETS
                                                 VALUE         NET        AND UNREALIZED    RESULTING FROM
                                               BEGINNING    INVESTMENT    GAIN/(LOSS) ON      INVESTMENT
                                                OF YEAR       INCOME       INVESTMENTS        OPERATIONS
                                               -----------------------------------------------------------
LIFEGOAL BALANCED GROWTH PORTFOLIO
PRIMARY A SHARES
Year ended 03/31/98..........................   $ 9.95        $0.33(a)        $ 1.74            $ 2.07
Period ended 03/31/97*.......................    10.05         0.19            (0.10)             0.09
PRIMARY B SHARES
Period ended 03/31/98**......................   $10.95        $0.16(a)        $ 0.77            $ 0.93
INVESTOR A SHARES
Year ended 03/31/98..........................   $ 9.95        $0.28(a)        $ 1.79            $ 2.07
Period ended 03/31/97*.......................    10.05         0.19            (0.10)             0.09
INVESTOR B SHARES
Period ended 03/31/98**......................   $10.88        $0.11(a)        $ 0.87            $ 0.98
INVESTOR C SHARES
Year ended 03/31/98..........................   $ 9.95        $0.23(a)        $ 1.78            $ 2.01
Period ended 03/31/97*.......................    10.05         0.19            (0.10)             0.09

---------------

  *  LifeGoal Balanced Growth Portfolio's Primary A Shares,
     Investor A Shares and Investor C Shares commenced investment operations on October 2, 1996. Shares were offered to the public on October 15, 1996.
 **  LifeGoal Balanced Growth Portfolio's Primary B Shares and
     Investor B Shares commenced investment operations on August
     4, and August 13, 1997, respectively.
  +  Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying Funds.
(a) Per share amounts have been calculated using the monthly average shares method, which more appropriately represents the per share data for the period.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

                           DISTRIBUTIONS
  ----------------------------------------------------------------

  DISTRIBUTIONS    DISTRIBUTIONS     DISTRIBUTIONS                   NET ASSET
    FROM NET      IN EXCESS OF NET     FROM NET                        VALUE
   INVESTMENT        INVESTMENT        REALIZED          TOTAL        END OF      TOTAL
     INCOME            INCOME        CAPITAL GAINS   DISTRIBUTIONS     YEAR      RETURN++
  ---------------------------------------------------------------------------------------
     $(0.28)           $(0.32)          $(0.50)         $(1.10)       $10.92      21.74%
      (0.19)               --               --           (0.19)         9.95       0.90%
     $(0.20)           $(0.24)          $(0.50)         $(0.94)       $10.94       9.24%
     $(0.27)           $(0.31)          $(0.50)         $(1.08)       $10.94      21.76%
      (0.19)               --               --           (0.19)         9.95       0.86%
     $(0.20)           $(0.24)          $(0.50)         $(0.94)       $10.92       9.70%
     $(0.25)           $(0.29)          $(0.50)         $(1.04)       $10.92      21.10%
      (0.19)               --               --           (0.19)         9.95       0.85%

     RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
--------------------------------------------------------
                RATIO OF         RATIO OF
NET ASSETS      OPERATING     NET INVESTMENT
  END OF       EXPENSES TO      INCOME TO      PORTFOLIO
   YEAR          AVERAGE         AVERAGE       TURNOVER
(IN 000'S)    NET ASSETS+++     NET ASSETS       RATE
--------------------------------------------------------
  $  103          0.25%            2.87%           94%
   2,114          0.25%+           3.94%+           1%
  $   26          0.75%+           2.37%+          94%
  $  489          0.50%            2.62%           94%
      94          0.50%+           3.69%+           1%
  $4,917          1.25%+           1.87%+          94%
  $  737          1.09%            2.03%           94%
      18          0.75%+           3.44%+           1%

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

                                                                  OPERATING PERFORMANCE
                                               -----------------------------------------------------------
                                                                                             NET INCREASE
                                                                             NET REALIZED    IN NET ASSETS
                                               NET ASSET                         AND           RESULTING
                                                 VALUE           NET          UNREALIZED         FROM
                                               BEGINNING     INVESTMENT        GAIN ON        INVESTMENT
                                                OF YEAR     INCOME/(LOSS)    INVESTMENTS      OPERATIONS
                                               -----------------------------------------------------------
LIFEGOAL GROWTH PORTFOLIO
PRIMARY A SHARES
Year ended 03/31/98..........................   $10.15         $ 0.08(a)        $2.87            $2.95
Period ended 03/31/97*.......................    10.06           0.12            0.09             0.21
PRIMARY B SHARES
Period ended 03/31/98**......................   $12.25         $ 0.01(a)        $0.70            $0.71
INVESTOR A SHARES
Year ended 03/31/98..........................   $10.15         $ 0.05(a)        $2.89            $2.94
Period ended 03/31/97*.......................    10.06           0.12            0.09             0.21
INVESTOR B SHARES
Period ended 03/31/98**......................   $11.98         $(0.02)(a)       $0.99            $0.97
INVESTOR C SHARES
Year ended 03/31/98..........................   $10.15         $(0.02)(a)       $2.89            $2.87
Period ended 03/31/97*.......................    10.06           0.11            0.09             0.20

---------------

  *  LifeGoal Growth Portfolio's Primary A Shares, Investor A
     Shares and Investor C Shares commenced investment operations on October 2, 1996. Shares were offered to the public on October 15, 1996.
 **  LifeGoal Growth Portfolio's Primary B Shares and Investor B
     Shares commenced investment operations on September 19, and August 12, 1997, respectively.
  +  Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying Funds.
(a) Per share amounts have been calculated using the monthly average shares method, which more appropriately represents the per share for the period.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

                           DISTRIBUTIONS
  ----------------------------------------------------------------

  DISTRIBUTIONS    DISTRIBUTIONS     DISTRIBUTIONS                   NET ASSET
    FROM NET      IN EXCESS OF NET     FROM NET                        VALUE
   INVESTMENT        INVESTMENT        REALIZED          TOTAL        END OF      TOTAL
     INCOME            INCOME        CAPITAL GAINS   DISTRIBUTIONS     YEAR      RETURN++
  ---------------------------------------------------------------------------------------
     $(0.01)           $(0.39)          $(0.21)         $(0.61)       $12.49      29.80%
      (0.12)               --               --           (0.12)        10.15       2.10%
     $(0.01)           $(0.25)          $(0.21)         $(0.47)       $12.49       6.24%
     $(0.01)           $(0.37)          $(0.21)         $(0.59)       $12.50      29.68%
      (0.12)               --               --           (0.12)        10.15       2.05%
     $(0.01)           $(0.24)          $(0.21)         $(0.46)       $12.49       8.55%
     $(0.01)           $(0.34)          $(0.21)         $(0.56)       $12.46      28.89%
      (0.11)               --               --           (0.11)        10.15       2.01%

                      RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  -------------  --------------------------------------------------------
                RATIO OF         RATIO OF
 NET ASSETS     OPERATING     NET INVESTMENT
  END OF       EXPENSES TO    INCOME/(LOSS)    PORTFOLIO
   YEAR          AVERAGE        TO AVERAGE     TURNOVER
(IN 000'S)    NET ASSETS+++     NET ASSETS       RATE
-------------------------------------------------------
 $  289          0.25%            0.65%           69%
    929          0.25%+           1.11%+          25%
 $    6          0.75%+           0.15%+          69%
 $1,526          0.50%            0.40%           69%
    681          0.50%+           0.86%+          25%
 $5,829          1.25%+          (0.35)%+         69%
 $  342          1.09%           (0.19)%          69%
     82          0.75%+           0.61%+          25%

NATIONS FUNDS
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS

Nations LifeGoal Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company offers three portfolios: LifeGoal Income and Growth Portfolio, LifeGoal Balanced Growth Portfolio, and LifeGoal Growth Portfolio (each, a "Portfolio" and collectively, the "Portfolios"). The Portfolios invest in other mutual funds (the "Underlying Funds") distributed by Stephens Inc. ("Stephens") and advised by NationsBanc Advisors, Inc. ("NBAI"). The Portfolios offer five classes of shares: Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares and Investor C Shares. As of March 31, 1998, Nations LifeGoal Income and Growth Portfolio's Primary B Shares have not been issued to the public. Each class of shares of a Portfolio has identical voting rights (except shareholders of a class have exclusive voting rights on matters that relate solely to that class), dividend, liquidation and other rights, except each class bears different shareholder servicing and distribution plan fees.

On October 15, 1996, the Company commenced the sale of its shares to the public. On October 2, 1996, Stephens Inc., the Company's distributor, made an initial capital investment into each Portfolio, which was in turn invested into the Underlying Funds. The operating results from October 2, 1996 through October 14, 1996 are reflected in the beginning net asset values reported in the Statement of Changes in Net Assets and the Financial Highlights.

1.  SIGNIFICANT ACCOUNTING POLICIES.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements.

Securities Valuation: Investments in the Underlying Funds are valued at the net asset value of each Primary A Share of the respective Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Realized gains and losses are computed based on the specific identification of the securities sold. Distributions from the Underlying Funds are recorded on the ex-dividend date. Each Portfolio's investment income and realized and unrealized gains and losses are allocated among its classes based upon the relative net assets of each class of shares.

Dividends and Distributions to Shareholders: It is the policy of each Portfolio to declare and pay dividends from net investment income each calendar quarter. Each Portfolio will distribute net realized capital gains (including net short-term capital gains), at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions on a Portfolio level are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Certain reclassifications are made to each Portfolio's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under Federal income tax regulations. These reclassifications are due to different book and tax accounting for short-term capital gain distributions received and differing characterizations of distributions made by the Portfolios.

Reclassifications for the year ended March 31, 1998 were as follows:

                                           INCREASE/
                                          (DECREASE)      INCREASE/
                                         UNDISTRIBUTED    (DECREASE)
                                              NET        ACCUMULATED
                                          INVESTMENT     NET REALIZED
                                            INCOME       GAIN/(LOSS)
                                         ----------------------------
LifeGoal Income and Growth.............       9,440          (9,440)
LifeGoal Balanced Growth...............      92,353         (92,353)
LifeGoal Growth........................     132,679        (132,679)

Federal Income Tax: Each Portfolio intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is applicable.

Expenses: General expenses of the Company are allocated to the relevant Portfolios based upon relative net assets. In addition, the Portfolios indirectly bear their pro rata share of expenses of the Underlying Funds. Operating expenses directly attributable to a Portfolio or class of shares are charged to that Portfolio's or class's operations.

  NATIONS FUNDS

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Expenses of each Portfolio not directly attributable to the operations of any class of shares are prorated among the classes based on the relative net assets of each class of shares.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS.

The Company has, on behalf of its Portfolios, entered into an investment advisory agreement (the "Investment Advisory Agreement") with NBAI, a wholly-owned subsidiary of NationsBank, N.A. ("NationsBank"), pursuant to which NBAI provides investment advisory services to the Portfolios. Under the terms of this Investment Advisory Agreement, NBAI is entitled to receive advisory fees at the annual rate of 0.25% of the average daily net assets of each Portfolio and has agreed to bear any and all fees and expenses of the Portfolios (other than the management fee payable under the agreement, taxes, brokerage fees and commissions, extraordinary expenses, and any applicable Rule 12b-1 fees, shareholder servicing fees and/or shareholder administration fees).

The Company has, on behalf of its Portfolios, entered into a sub-advisory agreement with NBAI and TradeStreet Investment Associates, Inc. ("TradeStreet"), a wholly-owned subsidiary of NationsBank, pursuant to which TradeStreet is entitled to receive a sub-advisory fee from NBAI at the annual rate of 0.05% of the average daily net assets of each Portfolio.

Stephens Inc. ("Stephens") serves as the administrator of the Company pursuant to an Administration Agreement. Stephens receives no compensation for its services as administrator. First Data Investor Services Group, Inc. ("First Data"), a wholly-owned subsidiary of First Data Corporation, serves as the co-administrator of the Company.

NationsBank of Texas, N.A. ("NationsBank of Texas") serves as the custodian for the Portfolios' assets. First Data Investor Services Group, Inc. ("First Data"), a wholly-owned subsidiary of First Data Corporation, serves as the transfer agent for the Portfolios' shares. NationsBank of Texas serves as the sub-transfer agent for the Primary A and Primary B Shares of the Portfolios.

NBAI may, from time to time, voluntarily reduce its respective fees and/or reimburse expenses payable by each Portfolio. For the year ended March 31, 1998, NBAI did not waive or reimburse any fees.

Stephens also serves as distributor of the Portfolios' shares. For the year ended March 31, 1998, the Portfolios were informed that the distributor received $9,311 contingent deferred sales charges from shares which were subject to such charges. A substantial portion of these fees are paid to affiliates of NationsBank and NBAI.

NBAI pays each unaffiliated Director an annual fee of $1,000 ($3,000 for the Chairman of the Board), plus $500 per Portfolio and an additional $1,000 for each in-person board meeting, and $500 for each telephonic board meeting attended. NBAI also reimburses expenses incurred by each unaffiliated Director in attending such meetings.

A significant portion of each Fund's Primary A Shares represent investments by fiduciary accounts over which NationsBank N.A. has either sole or joint investment discretion.

3. SHAREHOLDER SERVICING AND DISTRIBUTION PLANS.

The Company has adopted a shareholder administration plan (the "Administration Plan") for Primary B Shares of each Portfolio, and shareholder servicing plans and distribution plans pursuant to Rule 12b-1 under the 1940 Act, for the Investor A, Investor B and Investor C Shares of each Portfolio. The Administration Plan permits the Portfolios to compensate institutions for shareholder administration services provided to their customers that own Primary B Shares. The shareholder servicing plans permit the Portfolios to compensate or reimburse servicing agents for shareholder services provided by the servicing agents. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Portfolios to compensate or reimburse the distributor (and for Investor A Shares, the distributor and/or selling agents) for activities or expenses primarily intended to result in the sale of each class's shares. Payments under the Primary B shareholder administration plan are limited to 0.50% of Primary B Shares average daily net assets. Payments under the Investor A shareholder servicing and distribution plan are limited to 0.25% of Investor A Shares average daily net assets. Payments under the shareholder servicing plan and distribution plan, respectively, for both Investor B and Investor C Shares are limited to 0.25% and 0.75% of each

  NATIONS FUNDS

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

respective class's average daily net assets. Actual rates charged are set from time to time by the Board of Directors. A substantial portion of the amounts paid pursuant to these plans are paid to affiliates of NationsBank and NBAI.

At March 31, 1998, the rates in effect, as a percentage of average daily net assets, were as follows:

Primary B Administration Plan............................  0.50%
Investor A Shareholder Servicing and Distribution Plan...  0.25%
Investor B Distribution Plan.............................  0.75%
Investor B Shareholder Servicing Plan....................  0.25%
Investor C Distribution Plan*............................  0.75%
Investor C Shareholder Servicing Plan....................  0.25%

---------------
*  Reflects a rate change effective August 1, 1997 from 0.25%.

4.  PURCHASES AND SALES OF SECURITIES.

The aggregate cost of purchases and proceeds from sales of the Underlying Funds for the year ended March 31, 1998 were as follows:

                                         PURCHASES       SALES
                                         ------------------------
LifeGoal Income and Growth.............  $2,072,681    $  577,704
LifeGoal Balanced Growth...............  $6,716,253    $3,201,496
LifeGoal Growth........................  $8,608,955    $2,854,712

5.  CAPITAL STOCK.

At March 31, 1998, 1,200,000,000 shares of $.001 par value capital stock were authorized for the Company. The Company's Articles of Incorporation authorize the Board of Directors to classify or reclassify any authorized, but unissued shares into one or more additional classes or series of shares. See Schedule of Capital Stock Activity.

6.  RISK FACTORS OF THE PORTFOLIOS.

Investing in the Underlying Funds through the Portfolios involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may determine to pay a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolios may hold securities distributed by an Underlying Fund until NBAI determines that it is appropriate to dispose of such securities.

Each of the Underlying Funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts, derivative securities including futures contracts, options, interest rate and currency swap transactions, and various other investment vehicles, each with inherent risks.

The officers and directors of the Company also serve as officers and directors/trustees of the Underlying Funds. In addition, NBAI and TradeStreet are wholly-owned subsidiaries of NationsBank. NationsBank of Texas was a wholly-owned subsidiary of NationsBank during the period. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolios and the Underlying Funds.

From time to time, one or more of the Underlying Funds used for investment by the Portfolios may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios as recommended by NBAI. These transactions will affect the Underlying Funds, since the Underlying Funds that experience redemptions as a result of the reallocations or rebalancings may have to sell portfolio securities and the Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transactions costs. NBAI, representing the interests of the Underlying Funds, is committed to minimizing the impact of Portfolio transactions on the Underlying Funds to the extent it is consistent with pursuing the investment objectives of the Portfolios. NBAI may, nevertheless, face conflicts in fulfilling its responsibilities to both the Portfolios and the Underlying Funds.

  NATIONS FUNDS

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7.  SUBSEQUENT EVENT.

NationsBank of Texas merged into NationsBank on May 6, 1998. NationsBank began serving as custodian of the Company's assets and as sub-transfer agent for the Primary Shares on that date and is providing the same services as were previously provided by NationsBank of Texas.

NATIONS FUNDS

--------------------------------------------------------------------------------
   REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND DIRECTORS OF NATIONS LIFEGOAL FUNDS, INC.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations LifeGoal Income and Growth Portfolio, Nations LifeGoal Balanced Growth Portfolio and Nations LifeGoal Growth Portfolio (constituting Nations LifeGoal Funds, Inc., hereafter referred to as the "Portfolios") at March 31, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1998 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received by the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
May 28, 1998

NATIONS FUNDS

--------------------------------------------------------------------------------
   TAX INFORMATION (UNAUDITED)

Of the distributions made by the following Portfolios, the corresponding percentage represents the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders:

       LifeGoal Income and Growth Portfolio....................... 8.58%
       LifeGoal Balanced Growth Portfolio........................ 12.40%
       LifeGoal Growth Portfolio..................................24.75%

For the year ended March 31, 1998 the amount of long term capital gain distributed to shareholders by the Portfolios was as follows:

FUND                                       28% RATE GAIN    20% RATE GAIN    TOTAL
----                                       -------------    -------------    ------
LifeGoal Income and Growth Portfolio.....      2,968             --           2,968
LifeGoal Balanced Growth Portfolio.......     35,238             --          35,238
LifeGoal Growth Portfolio................     56,055             --          56,055

                         [BACKGROUND DEPICTING BASKETS]

[NATIONS FUNDS LOGO]                                             BULK RATE
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                                                                     105






AR5 IN96120 3/98